UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 31, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On October 31, 2008, the Registrant completed the purchase of 60% of the assets of Dalian Huiming Industry Ltd, transferring on that day funds totaling $10.6 million to Peng Huang, Xinbo Huang, and the Reilong Group, the prior holders of the purchased assets (the "Dalian Acquisition"). A fuller description of the transaction described herein has been provided on Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2008.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

      Not later than 71 days from the date of this Current Report, the Registrant will file with the Commission an amendment setting forth historical financial statements relating to the Dalian Acquisition. discussed herein under "Item 2.01--Completion of Acquisition or Disposition of Assets."

(b) Pro Forma Financial Information and Exhibits.

      Not later than 71 days from the date of this Current Report the Registrant will file with the Commission an amendment setting forth pro forma combined financial data for our Company, giving prior effect to the Dalian Acquisition (discussed above under "Item 2.01--Completion of Acquisition or Disposition of Assets") as required pursuant to Article 11 of Regulation S-X.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2008
                                                 CHINA ORGANIC AGRICULTURE, INC.


                                                 Name:  /s/ Jinsong Li
                                                        ------------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer